Supplement to

CALVERT BALANCED PORTFOLIO

Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
Dated January 31, 2011

Calvert Equity and Asset Allocation Funds Prospectus
Class I
Dated January 31, 2011

Date of Supplement: September 14, 2011

Gregory Habeeb no longer serves as portfolio manager for fixed-income investments for Calvert Balanced Portfolio (the “Fund”).

The portfolio management table under “Portfolio Management – Fixed-Income Investments” in the Fund Summary for the Fund has been revised and restated as follows to reflect changes to the portfolio management team:

Fixed-Income Investments:
Portfolio Manager	Title	Length of Time
Name		Managing Fund
Matthew Duch	Vice President, Portfolio Manager, Calvert	Since September 2011

In addition, the portfolio management table for the Fund under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Balanced Portfolio – Fixed-income Investments of Calvert Balanced Portfolio” is revised and restated as follows:

Fixed-income Investments of Calvert Balanced Portfolio

Calvert Investment Management, Inc.

See “About Calvert” above.

Matthew Duch manages the day-to-day investment of the fixed-income investments of the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Matthew Duch	Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and became a Portfolio Manager for this Fund in September 2011.	Lead Portfolio Manager for fixed- income investments

Prior to joining Calvert in 2006, Mr. Duch was a corporate trader/sector manager for Deutsche Asset Management.